# Astoria Financial Corporation

Lehman Brothers
Financial Services Conference
New York, New York
December 3, 2001

This presentation may contain certain forward-looking statements and may be identified by the use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential." Examples of forward looking statements include, but are not limited to, estimates with respect to the financial condition, results of operations and business of the Company that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting the Company's operations, pricing, products, and services.

# Corporate Profile

## NASDAQ: ASFC

- Second largest thrift in New York and sixth largest in United States
  - $22.7 billion in assets
  - $2.5 billion market cap
  - Book value: $32.51, tangible book value: $28.39
- Serves 700,000 customers/consumers
- Insider & ESOP stock ownership: 15%
- Two-for-one stock split effective December 4, 2001

All figures in this presentation are as of September 30, 2001, except as noted, and all market data and IBES consensus as of November 19, 2001

Astoria Financial Corporation

# Our formula for enhancing shareholder value is simple and has been proven successful!

We focus on:

- Mortgage Lending
  - ✓Single Family, Multifamily and Commercial Real Estate Expertise
  - ✓Top Quality - Low Credit Risk Lending
- Retail Banking
  - ✓Full service/low cost provider
  - ✓Multi-channel distribution
  - ✓Well positioned in major market
- Operating Efficiently

# Mortgage Lending Growth

# Asset Quality Trends

# Mortgage Lending Capability/Flexibility

- Multiple one-to-four family loan origination delivery channels
  - ✓ $2.7 billion of loans originated 9 months 2001- Full year est. $3.7B
    - Retail
    - Commissioned Representatives/Brokers
    - Third Party Originators
  - ✓ Geographically diversified – originations in 14 states
  - ✓ Secondary marketing capability
- Solid multifamily and commercial real estate originations
  - ✓ $316.0 million originated 9 months 2001- Full year est. $425MM

Astoria Financial Corporation

# 1-4 Family Mortgage Loan Originations


By Delivery Channel
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1.7B
$2.7B
Sep 30 2000
Sep 30 2001
Retail
Broker
Correspondent


By Product Type
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1.7B
$2.7B
Sep 30 2000
Sep 30 2001
3/1 ARM
5/1 ARM
7/1 ARM
Other ARM
Other

Astoria Financial Corporation

# Multifamily/Commercial Real Estate Lending

($ in Millions)



Multifamily
CRE
CAGR = 42%
$500
$400
$300
$200
$100
$0
$148.6
$267.1
$301.5
$425.0 Est.
1998
1999
2000
2001

| | | | | |
|---|---|---|---|---|
| Average Loan: | $839.8 | $967.9 | $1,072.9 | $1,105.1 |

Astoria Financial Corporation

# Low Credit Risk Loan Portfolio Composition

**At September 30, 2001**



Commercial R/E - 5%
Average LTV: 61.5%
Multifamily - 8%
Average LTV: 63.5%
Home Equity & Other – 2%
One-to-Four Family – 85%
Average LTV: 65.0%

Total Portfolio: $12.0 billon
Average LTV: 64.7%

Notes: 1) Excludes loans held for sale
2) Based on current principal balance and original appraised value

Astoria Financial Corporation

# Asset Quality Trend

Non-Performing Assets (NPAs) to Total Assets



2.00
1.50
1.00
0.50
0.00
Percent
0.70
0.58
0.26
0.18
0.17
0.15
0.16
12/31/97
12/31/98
12/31/99
12/31/00
3/31/01
6/30/01
9/30/01

| | | | | | | | |
|---|---|---|---|---|---|---|---|
| Total NPAs<br>($ in millions) | $115.3 | $120.4 | $58.4 | $40.0 | $38.3 | $34.4 | $37.0 |

**Allowance for loan losses/non-performing loans at September 30, 2001: 245%**

Astoria Financial Corporation

# NPA to Total Assets vs Peers



0.65
0.55
0.45
0.35
0.25
0.15
0.05
Percent
3Q00
4Q00
1Q01
2Q01
3Q01
All Thrifts
NY Thrifts
$ 5+ Billion
ASFC

| Quarter | Astoria | All Thrifts | NY Thrifts | $ 5 + Bil |
|---|---|---|---|---|
| Sept. 30, 2001 | 0.16% | N/A | N/A | N/A |
| June 30, 2001 | 0.15 | 0.57 | 0.37 | 0.60 |
| Mar. 31, 2001 | 0.17 | 0.52 | 0.38 | 0.53 |
| Dec. 31, 2000 | 0.18 | 0.48 | 0.43 | 0.48 |
| Sept. 30, 2000 | 0.18 | 0.46 | 0.45 | 0.46 |

Source: SNL Securities, Thrift Performance Report as of September 30, 2001

Astoria Financial Corporation

# Net Charge-offs/Average Loans vs. Peers



0.25
0.20
0.15
0.10
0.05
0.00
Percent
3Q00
4Q00
1Q01
2Q01
3Q01
All Thrifts
NY Thrifts
$ 5 + Billion
ASFC

Source: SNL Securities, Thrift Performance Report as of September 30, 2001

Astoria Financial Corporation

# 1-4 Family Delinquency Ratios: ASFC vs MBA


6.00
5.00
4.00
3.00
2.00
1.00
Percent
3Q98
4Q98
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
MBA NY conv
MBA US conv
ASFC

Source: MBA National Delinquency Survey

Astoria Financial Corporation

# Low Credit Risk MBS Portfolio

**At September 30, 2001**


FNMA
4%
GNMA
1%
FHLMC
2%
CMO/REMIC - Non Agency
28%
CMO/Remic-Agency
65%

**Total MBS Portfolio Classification**

| | | |
|---|---|---|
| Available for sale - | $ 3.7B | (51%) |
| Held to maturity - | $ 3.5B | (49%) |
| Total | $ 7.2B | |

# Retail Banking/Market Penetration

Astoria Financial Corporation

# Leading Thrift Franchise

- $10.8 billion in deposits, 86 banking offices, multiple delivery channels
- Low cost/stable source of funds
  - Core Deposits Represent 51% of Deposits
- Banking offices and average deposits
  - Long Island Offices (83) - Nassau (29), Queens (17), Suffolk (25), Brooklyn (12)
    - Average Deposits of $126 Million

  Westchester Offices (3) - Average Deposits of $117 Million
- Additional delivery channels
  - 125 ATMs, telephone and Internet banking

Astoria Financial Corporation

# Long Island Powerhouse

## Banking Offices and Deposit Share Ranking on Long Island


Queens
Brooklyn
Nassau
Suffolk

Overall Deposit Share Ranking: #4

Astoria Financial Corporation

# Strong Position in Core Market

## Nassau, Suffolk, Queens and Brooklyn

- The combined population of these four counties (7.0 million) exceeds the population of 38 individual U.S. states

| Institution | Deposits ($ in millions) | Market Share | Branches |
|---|---|---|---|
| 1. Chase | $16,171 | 14.5% | 157 |
| 2. Citigroup | 15,260 | 13.7 | 158 |
| 3. GreenPoint | 9,634 | 8.7 | 60 |
| 4. ASTORIA | 9,538 | 8.6 | 83 |
| 5. Dime/Wamu | 9,109 | 8.2 | 77 |
| 6. HSBC | 8,531 | 7.7 | 100 |
| 7. North Fork | 7,561 | 6.8 | 138 |
| 8. Fleet | 5,403 | 4.9 | 124 |
| 9. Roslyn | 4,021 | 3.6 | 26 |
| 10. Bank of New York | 3,476 | 3.1 | 110 |
| Total - Core Market | $111,195 | | 1,379 |

Source: FDIC Deposit Market Share Report. Data as of 6/30/00 adjusted for pending acquisitions.

# Well Positioned in Key Markets

## Deposits

**Nassau** ($ in millions)

| Institution | Total | Share | Branches |
|---|---|---|---|
| 1. Citigroup | $6,511 | 18.5% | 69 |
| 2. GreenPoint | 4,292 | 12.2 | 21 |
| 3. Chase | 4,130 | 11.7 | 37 |
| **4. Astoria** | **3,212** | **9.1** | **29** |
| 5. Fleet | 2,903 | 8.2 | 59 |
| Total | $35,297 | | 428 |

**Queens** ($ in millions)

| Institution | Total | Share | Branches |
|---|---|---|---|
| 1. Chase | $4,364 | 15.3% | 46 |
| 2. Citigroup | 3,276 | 11.5 | 31 |
| **3. Astoria** | **2,965** | **10.4** | **17** |
| 4. North Fork | 2,461 | 8.6 | 37 |
| 5. New York Community | 2,241 | 7.9 | 27 |
| Total | $28,557 | | 326 |

**Suffolk** ($ in millions)

| Institution | Total | Share | Branches |
|---|---|---|---|
| 1. Chase | $3,411 | 15.1% | 34 |
| 2. North Fork | 2,959 | 13.1 | 56 |
| 3. Citigroup | 2,759 | 12.2 | 31 |
| 4. Dime/Wamu | 2,455 | 10.9 | 27 |
| **5. Astoria** | **1,964** | **8.7** | **25** |
| Total | $22,596 | | 384 |

**Brooklyn** ($ in millions)

| Institution | Total | Share | Branches |
|---|---|---|---|
| 1. Chase | $4,267 | 17.2% | 40 |
| 2. HSBC | 3,687 | 14.9 | 29 |
| 3. Dime/Wamu | 3,652 | 14.8 | 20 |
| 4. Citigroup | 2,714 | 11.0 | 27 |
| 5. GreenPoint | 2,209 | 8.9 | 14 |
| **Astoria (#7)** | **1,397** | **5.6** | **12** |
| Total | $24,744 | | 241 |

Source: FDIC Deposit Share Report. Data as of 6/30/00 adjusted for pending acquisitions

Astoria Financial Corporation

# Deposit Composition

At September 30, 2001



Jumbo CD 3%
Money Market 17%
Savings 24%
Now/Demand 10%
Retail CD's 46%

Total - $10.8 Billion
51% Core

Astoria Financial Corporation

# Core Deposit Growth

($ in Billions)


CAGR: 9%
$6
$5
$4
$3
$4.6
$4.8
$4.9
$5.1
$5.5
3Q99
1Q00
3Q00
1Q01
3Q01

| % to Total Deposits: | 48.5% | 49.0% | 49.5% | 49.5% | 50.8% |
|---|---|---|---|---|---|

Astoria Financial Corporation

# Checking Account Growth


(# of accounts in thousands)
CAGR = 11%
261.6
276.5
294.3
307.7
319.9
3Q99
1Q00
3Q00
1Q01
3Q01
Personal
Business


($ in millions)
CAGR = 15%
$823.8
$945.2
$956.9
$1,065.3
$1,079.6
3Q99
1Q00
3Q00
1Q01
3Q01
Personal
Business

# Marketing Initiatives

- Continue to strengthen brand awareness
- Continue to strengthen customer profitability and segmentation models to drive targeted marketing
- Internet banking introduced
  - Online banking
  - Bill paying
  - Mortgage pre-qualification
  - Online credit card applications
  - Deposit and loan product and rate information

Astoria Financial Corporation

# Sales Initiatives

- Maintain an organizational structure to promote a strong sales environment in banking offices
- Maintain high banking office goals and expectations
- Utilize sales incentive bonus program in banking offices for meeting and beating goals
- PEAK Process: Performance based on Enthusiasm, Actions and Knowledge
  - ✓ New highly interactive program
  - ✓ Strong incentive for strong performance, both individual and team
  - ✓ Pilot program results terrific – full roll-out underway

Astoria Financial Corporation

# Retail Banking and Loan Fee* Growth

($ in millions)

CAGR = 25%



$70
$60
$50
$40
$30
$20
$10
$0
$20.1
$23.3
$34.6
$40.0
$48.8
$60.5 Est.
1996
1997
1998
1999
2000
2001

*Excludes loan servicing fees

Astoria Financial Corporation

# Balance Sheet Repositioning

Astoria Financial Corporation

# Balance Sheet Repositioning Progress

($ in billions)

## Loans vs MBS

(Loans increased $2.0 billion, or 20%)



$13
$12
$11
$10
$9
$8
$7
$6
10.0
10.0
10.3
9.3
8.9
10.8
8.4
11.1
8.0
11.4
7.9
11.5
7.7
11.7
7.3
12.0
7.2
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
Loans
MBS

(MBS decreased $2.8 billion, or 28%)

Astoria Financial Corporation

# Balance Sheet Repositioning Progress

($ in billions)

## Deposits vs Borrowings



$12
$11
$10
$9
$8
11.7
9.4
11.4
9.6
11.0
9.8
10.6
9.8
10.5
9.9
10.2
10.1
10.3
10.1
10.6
9.8
10.8
9.8
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
(Deposits increased $1.4 billion, or 15%)
(Borrowings decreased $1.9 billion, or 16%)
Deposits
Borrowings

Astoria Financial Corporation

# Superior Operating Efficiency

Astoria Financial Corporation

# General and Administrative Expense Ratio



Percent to Average Assets
2.00
1.50
1.00
0.50
0.00
1.54%
0.14
1.40
1.27%
0.10
1.17
0.86%
0.04
0.82
0.79%
0.03
0.76
0.79%
0.03
0.76
1997
1998
1999
2000*
Nine Months Ended 9/30/01
Excluding Stock Plan Amortization (Cash G & A Expense Ratio)
Stock Plan Amortization

* Excludes $5.4 million executive severance payment in 4Q00

Astoria Financial Corporation

# Operating Efficiency Ratio



60
50
40
30
20
10
Percent
50.13
45.07
31.88
30.27
30.74
4.50
3.53
1.62
1.10
1.14
45.63
41.54
30.26
29.17
29.60
1997
1998
1999
2000*
Nine Months Ended 9/30/01
Excluding Stock Plan Amortization (Cash Efficiency Ratio)
Stock Plan Amortization

*Excludes $5.4 million executive severance payment in 4Q00

Astoria Financial Corporation

# Efficiency Ratio vs Peers



60.00
55.00
50.00
45.00
40.00
35.00
30.00
25.00
Percent
3Q00
4Q00
1Q01
2Q01
3Q01
All Thrifts
NY Thrifts
$ 5 + Billion
ASFC
ASFC Cash

| | Astoria (1) | | GAAP | | |
|---|---|---|---|---|---|
| Quarter | Cash | GAAP | All Thrifts | NY Thrifts | $ 5 + Bil. |
| Sept. 30, 2001 | 29.61% | 30.72% | N/A | N/A | N/A |
| June 30, 2001 | 29.73 | 30.92 | 49.73 | 46.00 | 46.07 |
| Mar. 31, 2001 | 29.48 | 30.57 | 51.97 | 44.83 | 48.49 |
| Dec. 31, 2000 (2) | 28.89 | 29.62 | 53.23 | 50.66 | 49.55 |
| Sept. 30, 2000 | 29.18 | 30.47 | 52.42 | 46.76 | 48.92 |

Source: SNL Securities, Thrift Performance Report as of September 2001
(1) Company reports (2) Excludes $5.4 million executive severance payment in 4Q00

Astoria Financial Corporation

# Financial Results and Trends

Astoria Financial Corporation

# 3Q01 Financial Highlights

| | |
|---|---|
| • Cash EPS | ✓$1.34 |
| • Cash ROA | ✓1.11% |
| • Cash ROTE | ✓17.94% |
| • Cash efficiency ratio | ✓29.61% |
| • Mortgage loan volume | ✓$1.2 billion |
| • Shares repurchased | ✓2.2 million |
| • Quarterly cash dividend | ✓Increased 10% to $0.34 |

Astoria Financial Corporation

# EPS Growth Projections for 2002

| | 9 months 2001 | 2001 IBES Adjusted (1) | 2002 IBES Consensus | Company Guidance for 2002 | % Growth Projected (2) |
|---|---|---|---|---|---|
| Operating EPS | $3.54 | $5.17 | $5.88 | $5.90 - $5.95 | 15% |
| + Goodwill amortization | 0.31 | 0.00 | n/a | 0.00 | |
| + ESOP journal entry | 0.10 | 0.13 | n/a | 0.13 | |
| Cash operating EPS | $3.95 | $5.30 | n/a | $6.03 - $6.08 | 14% |

1) IBES 2001 full year consensus adjusted to include full year 2001 goodwill amortization
2) Mid-point of 2002 company guidance/2001 IBES adjusted

Astoria Financial Corporation

# ASFC Historical EPS and Stock Price Growth

## Historical Operating EPS Growth



CAGR = 16%
$1.86
$2.10
$2.58
$3.04
$4.16
$4.34
$4.76
1994
1995
1996
1997
1998
1999
2000
2001
2002

As originally reported. 1994-1996 restated for implementation of SFAS 128.
1998 first three quarters stand alone, fourth quarter 1998 pooled.
IBES estimates for 2001 and 2002.

## Historical Stock Price



CAGR = 24%
$70
$60
$50
$40
$30
$20
$10
$0
$13.13
$22.81
$36.88
$55.75
$45.75
$30.44
$54.31
$59.26
1994
1995
1996
1997
1998
1999
2000
2001

At December 31, except 2001 at September 30.

Astoria Financial Corporation

# Why Invest in Astoria Financial?

- Strong balance sheet – superior asset quality
- Well capitalized – double-digit earnings growth projected
- Liability repricing opportunities
  - ✓ $3.2 billion in CDs maturing in 12 months or less- @ average rate 5%
  - ✓ $1.5 billion in borrowings maturing in 12 months or less-@ average rate 7%
- Active stock repurchase program
- Attractive banking franchise in major market
- Mortgage lending capabilities – residential, multifamily & commercial real estate
- Superior operating efficiency
- Large goodwill claims

Astoria Financial Corporation

# Goodwill Claim Update

- One of the industry's largest goodwill litigation claims
  - $785 million of original supervisory goodwill created (LISB = $625 million, Fidelity NY = $160 million)
  - $635 million of supervisory goodwill written off (LISB = $500 million, Fidelity NY = $135 million)
- Outcome unpredictable due to disparity in recent court decisions
- Status of Astoria cases
  - LISB discovery completed
  - Fidelity NY expert discovery continuing

Astoria Financial Corporation

# Valuation Considerations

| | Price 11/19/01 | 2002 EPS(1) | Proj. EPS Growth 02/01(2) | 2002 P/E | Price/TBV |
|---|---|---|---|---|---|
| New York Community | $25.05 | $1.81 | 41% | 13.8x | 6.44x |
| **Astoria Financial** | **53.19** | **5.88** | **24%** | **9.1** | **1.87** |
| Golden State | 26.16 | 3.40 | 21% | 7.7 | 2.10 |
| Charter One | 28.85 | 2.52 | 14% | 11.4 | 2.47 |
| Roslyn | 18.65 | 1.45 | 14% | 12.8 | 2.64 |
| Sovereign | 11.45 | 1.24 | 13% | 9.3 | 3.82 |
| Bank North | 21.71 | 1.99 | 12% | 10.9 | 2.30 |
| Hudson City | 24.31 | 1.46 | 12% | 16.7 | 1.79 |
| GreenPoint | 37.02 | 4.48 | 11% | 8.3 | 2.27 |
| Washington Mutual | 33.05 | 3.94 | 10% | 8.4 | 2.27 |
| Webster | 31.78 | 2.99 | 9% | 10.6 | 2.27 |
| Independence | 24.44 | 1.75 | 9% | 13.9 | 2.16 |
| North Fork | 29.96 | 2.18 | 7% | 13.7 | 4.00 |
| Golden West | 51.65 | 5.13 | 3% | 10.8 | 1.94 |
| Median | | | | 10.9x | 2.29x |
| S & P MidCap 400 | | | | 27.3x | |
| Astoria Stock Price at Median Levels | | | | $64.09 | $65.01 |

(1) IBES Consensus (2) Includes SFAS 142 benefit, if any

Astoria Financial Corporation

# Addendum

## ASFC: A Record of Enhancing Shareholder Value

# ASFC: A Record of Enhancing Shareholder Value

| 1993 IPO objectives | The record as of September 30, 2001 |
|---|---|
| • Assets of $10 billion by 2000 | ✓ $22.7 billion in assets |
| • Improve asset quality | ✓ 0.16% NPA/total assets |
| • Enhance operating efficiency | ✓ 29.60% operating cash efficiency ratio |
| • Broaden lending capabilities | ✓ Origination network now covers 14 states; total 2001 volume over $4B |
| • Generate cash returns in mid-teen range | ✓ 18.26% operating cash ROTE |
| • Enhance shareholder value | ✓ 374% stock appreciation since IPO |

Astoria Financial Corporation

# Acquisition History

| Year | Thrift | # Branches | Assets (in millions) |
|---|---|---|---|
| 1973 | Metropolitan Federal | 2 | $ 50 |
| 1979 | Citizens Savings (FSLIC) | 5 | 130 |
| 1982 | Hastings-on-Hudson Federal | 3 | 100 |
| 1984 | Chenango Federal | 1 | 25 |
| 1987 | Oneonta Federal | 4 | 205 |
| 1990 | Whitestone Savings (RTC) | 4 | 280 |
| 1995 | Fidelity New York | 18 | 1,800 |
| 1997 | The Greater New York Savings Bank | 14 | 2,400 |
| 1998 | Long Island Bancorp, Inc. | 35 | 6,600 |
| | Total | 86 | $11,590 |

Astoria Financial Corporation

# Asset Growth

($ in Billions)


$26
$22
$18
$14
$10
$6
$2
$4.1
$10.5
$22.7
Dec 31 1993
Dec 31 1997
Sep 30 2001

As originally reported

# Franchise Enhancement

**Loan Production**


$5
$4
$3
$2
$1
$0
$0.3
$1.5
$4.1
1993
1997
2001
Estimated

($ in Billions)

As originally reported

**Loan Portfolio Growth**


$14
$12
$10
$8
$6
$4
$2
$0
$1.5
$4.3
$12.0
Dec 31 1993
Dec 31 1997
Sep 30 2001

($ in Billions)

Astoria Financial Corporation

# Deposit Market Share Growth

**Deposit Market Share – Brooklyn, Queens, Nassau & Suffolk counties**


9%
7%
5%
3%
1%
2.3%
5.5%
8.6%
1993
1997
2001

Source: FDIC Deposit Market Share reports. 2001 data as of 6/30/00 adjusted for pending acquisitions

Astoria Financial Corporation

# Asset Quality Trend

## Non-performing assets to total assets


4.00%
3.00%
2.00%
1.00%
0.00%
3.05%
0.56%
0.16%
Dec 31 1993
Dec 31 1997
Sep 30 2001

As originally reported

Astoria Financial Corporation

# Improved Operating Efficiency Ratio



50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
46.54%
39.15%
29.60%
Year ended
Dec 31 1993
Dec 31 1997
For Nine Months Ended Sep 30 2001

As originally reported (cash basis)

Astoria Financial Corporation

# Operating Cash Return on Average Assets



1.25%
1.05%
0.85%
0.65%
0.45%
0.25%
0.88%
1.17%
1.13%
Year ended
Dec 31 1993 (1)
Dec 31 1997
For Nine Months Ended Sep 30 2001 (2)

As originally reported

(1) Excludes net charges of $5.4 million, net of taxes, related to various infrequently occurring items

(2) Excludes the cumulative effect of an accounting change of $2.3 million, net of taxes

# Operating Cash Return on Average Tangible Equity


22%
17%
12%
7%
11.28%
18.20%
18.26%
Year ended
Dec 31 1993(1)
Dec 31 1997
For Nine Months Ended
Sep 30, 2001 (2)

As originally reported

(1) Excludes net charges of $5.4 million, net of taxes, related to various infrequently occurring items

(2) Excludes the cumulative effect of an accounting change of $2.3 million, net of taxes

Astoria Financial Corporation

# Book Value/Tangible Book Value Growth

(Dollars per common share)


(Book Value increased 39%)
$32.51
(Tangible Book Value increased 48%)
$28.39
$35
$30
$25
$20
$15
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
Book Value
Tangible Book Value

Astoria Financial Corporation

# Operating/Cash Operating EPS Growth and Returns


Non-Cash Charges
Operating EPS
$6
$5
$4
$3
$2
$1
$0
$3.11
0.72
2.39
$3.51
0.87
2.64
$4.79
0.63
4.16
$4.87
0.53
4.34
$3.63
0.40
3.23
$3.95
0.41
3.54
1997
1998 (1)
1999 (2)
2000 (3)
Nine Months Ended 9/30/00 (4)
Nine Months Ended 9/30/01 (5)

| | 1997 | 1998 (1) | 1999 (2) | 2000 (3) | Nine Months Ended 9/30/00 (4) | Nine Months Ended 9/30/01 (5) |
|---|---|---|---|---|---|---|
| ROA | 0.84% | 0.79% | 0.99% | 0.97% | 0.97% | 1.01% |
| Cash ROA | 1.09% | 1.05% | 1.13% | 1.09% | 1.09% | 1.13% |
| ROE | 9.83% | 9.76% | 16.48% | 16.77% | 17.33% | 14.35% |
| Cash ROTE | 14.49% | 15.53% | 22.86% | 22.48% | 23.53% | 18.26% |

(1) Excludes $100.3 million, net of taxes, fourth quarter infrequently occurring charges
(2) Excludes $11.3 million, net of taxes, net gain on the sale and disposition of banking and certain loan production offices
(3) Excludes $2.5 million, net of taxes, net gain on the sales and disposition of banking offices and other bank real estate and a charge of $3.4 million, net of taxes, for an executive severance payment.
(4) Excludes $2.4 million, net of taxes, related to sale of banking offices (5) Excludes a charge of $2.3 million, net of taxes, related to the cumulative effect of the implementation of SFAS 133.

Astoria Financial Corporation